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                                                                    EXHIBIT 32.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the "Company") does hereby certify that to his knowledge:

      The Annual Report on Form 10-K for the period ended January 1, 2005 of the Company (the "Form 10-K") fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/ GORDON HUNTER                 /s/ PHILIP FRANKLIN
      ------------------------------     ------------------------------
      Chairman, President and            Vice President, Operations Support and
      Chief Executive Officer            Chief Financial Officer